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                                                                                                                        EXHIBIT 4.1

COMMON STOCK                                                                                                           COMMON STOCK

H                                                     [Hospira Logo]

TRANSFERABLE IN CANTON, MA,          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                         SEE REVERSE FOR
JERSEY CITY, NJ AND NEW YORK, NY                                                                                CERTAIN DEFINITIONS
                                                                                                                 CUSIP 44106O 10 0

       THIS CERTIFIES THAT








       is the owner of

                        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                                                       HOSPIRA, INC.
    transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Restated Articles of Incorporation and the Amended and Restated Bylaws of the Corporation, and of the amendments of either from time to time made thereto, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

          /s/ Brian J. Smith                [HOSPIRA, INC. DELAWARE CORPORATE SEAL]                         /s/ David A. Jones
                   SECRETARY                                                                                     CHAIRMAN

                                                                                 COUNTERSIGNED AND REGISTERED:
                                                                                            EQUISERVE TRUST COMPANY, N.A.
                                                                                                       TRANSFER AGENT AND REGISTRAR

                                                                                 BY
                                                                                                               AUTHORIZED SIGNATURE
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                                 HOSPIRA, INC.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM - as tenants in common                                            UNIF GIFT MIN ACT - ............ Custodian ............
TEN ENT - as tenants by the entireties                                                           (Cust)                 (Minor)
JT TEN  - as joint tenants with right of                                                       under Uniform Gifts to Minors
          survivorship and not as tenants                                                      Act ..............................
          in common                                                                                         (State)
TOD     - transfer on death direction in event of owner's death,           UNIF TRF MIN ACT - ...... Custodian (until age ......) .
          to person named on face and subject to TOD rules                                    (Cust)
          referenced.
                                                                                              ........... under Uniform Transfers
                                                                                                (Minor)
                                                                                              to Minors Act .....................
                                                                                                                   (State)
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   Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________


                                      X ________________________________________

                                      X ________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed






By _________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.